Exhibit 99.2 Topline Results from Paltusotine Phase 3 PATHFNDR-2 Study A Randomized, Placebo-Controlled, Multicenter Study to Evaluate the Safety And Efficacy of Paltusotine in Subjects with Non- pharmacologically Treated Acromegaly March 19, 2024 1

Safe Harbor Statement This presentation contains forward-looking statements. Crinetics Pharmaceuticals, Inc. (“Crinetics,” the “company,” “we,” “us,” or “our”) cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the strategic objectives for paltusotine; the plans and timelines for the clinical development of paltusotine, including the therapeutic potential and clinical benefits or safety profile thereof; the expected timing of the submission of a new drug application for paltusotine for the treatment of acromegaly and related open label extension studies; plans and timing for sharing the full results of the Phase 2 study of paltusotine in carcinoid syndrome with the FDA to align on a Phase 3 program and the plans and enrollment in related open label extension studies; the potential benefits of CRN04894 in patients with Congenital Adrenal Hyperplasia or Cushing’s Disease and the expected plans and timing for data and topline data readouts from ongoing clinical studies; the potential benefits of PTH receptor antagonists for patients with hyperparathyroidism, the potential benefits of TSH antagonist for Graves’ Disease or thyroid eye disease; the potential for any of our ongoing clinical studies to show safety or efficacy; the potential of our ongoing discovery efforts to target future indications for hyperparathyroidism, polycystic kidney disease, Graves diseases, thyroid eye disease, or diabetes/obesity, and the expected plans and timing for candidate selection and clinical development of such candidates; our plans to identify and create new drug candidates for additional diseases or the potential for any such new drug candidates to show safety or efficacy; the direction or trajectory of the Company’s potential future growth, the receipt of any revenues from product sales and the ability of such revenues to support continued growth, and our expected plans and timing for commercialization of paltusotine and other product candidates pending regulatory approval; the commercialization of paltusotine as the first once-daily, oral SRL for the treatment of acromegaly; the ability for paltusotine to effectively provide symptom control and biochemical control in acromegaly patients; and the commercial acceptance of paltusotine as a new medical treatment for acromegaly with improvements in treatment experience and access to care for patients and medical providers. In some cases, you can identify forward-looking statements by terms such as “may,” “believe,” “anticipate,” “could,” “should,” “estimate,” “expect,” “intend,” “plan,” “project,” “will,” “contemplate,” “predict,” “continue,” “forecast,” “aspire,” ”lead to,” “designed to,” “goal,” “potential,” “target” or the negative of or other similar terms. These statements speak only as of the date of this presentation, involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation: topline and initial data that we report may change following a more comprehensive review of the data related to the clinical studies and such data may not accurately reflect the complete results of a clinical study, and the FDA and other regulatory authorities may not agree with our interpretation of such results; the risk that preliminary results of preclinical studies or clinical studies do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available, the possibility of unfavorable new clinical data and further analyses of existing clinical data; potential delays in the commencement, enrollment and completion of clinical studies and the reporting of data therefrom; the FDA or other regulatory agencies may require additional clinical studies of paltusotine or suggest changes to our planned Phase 3 clinical studies prior to and in support of the approval of a New Drug Application or applicable foreign regulatory approval; international conflicts may disrupt our business and that of the third parties on which we depend, including delaying or otherwise disrupting our clinical studies and preclinical studies, manufacturing and supply chain, or impairing employee productivity; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of our clinical studies, nonclinical studies and preclinical studies for paltusotine; regulatory developments or price restrictions in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization; our ability to obtain and maintain intellectual property protection for our product candidates; we may use our capital resources sooner than we expect; and other risks described under the heading “Risk Factors” in documents we file from time to time with the Securities and Exchange Commission (“SEC”). Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

Phase 3 Study Met the Primary and All Secondary Endpoints and Paltusotine Was Well-Tolerated PRIMARY ENDPOINT 56% of participants achieved IGF-1 ≤ 1.0xULN vs 5% on placebo (p<0.0001) ✓ SECONDARY ENDPOINTS Change from baseline in IGF-1 (p<0.0001) – Key secondary endpoint ✓ ✓ 67% achieved IGF-1 <1.3×ULN (p<0.0001) ✓ Change from baseline in Total Acromegaly Symptoms Diary (ASD) score (p=0.004) ✓ Proportion of subjects with GH <1.0 ng/mL at Week 22 (p<0.0001) SAFETY Paltusotine was generally well-tolerated with no serious adverse events ✓ ✓ Paltusotine demonstrated no new safety signals The PATHFNDR Program Provides a Uniquely Rich Data Set Assessing BOTH Biochemical AND Symptom Control in Acromegaly Paltusotine is an investigational drug in clinical studies for the treatment of acromegaly and carcinoid syndrome. 3

Paltusotine: Designed to Allow People with Acromegaly and Carcinoid Syndrome to Focus on Living

CURRENT STANDARD OF CARE

- Inconsistent Symptom Control
- 77% report injection site reactions
- Painful, inconsistent and inconvenient dosing



VS

PALTUSOTINE TARGET PRODUCT PROFILE*


PAL

- Reliable, consistent, and durable control
- Well-tolerated
- Once-daily oral tablet
  No injections

*Paltusotine is an investigational drug in clinical studies for the treatment of acromegaly and carcinoid syndrome.

References 1. Geer EB, Sisco J, Adelman DT, et al. Patient reported outcome data from acromegaly patients treated with injectable somatostatin receptor ligands (SRLs) in routine clinical practice. *BMC Endocr Disord.* 2020;20(1):117. doi:10.1186/s12902-020-00595-4; 2. Strasburger CJ, Karavitaki N, Störmann S, et al. Patient-reported outcomes of parenteral somatostatin analogue injections in 195 patients with acromegaly. *Eur J Endocrinol.* 2016;174(3):355-62. doi:10.1530/EJE-15-1042; 3. Fleseriu et al. Frontiers in Endocrinology; March 2021, Vol.12; 4. Boyd et al. Pancreas 2013;42: 878—882.

4

Crinetics
Pharmaceuticals

What is Acromegaly?

Acromegaly is caused by a benign pituitary tumor secreting excess growth hormone (GH)

Uncontrolled acromegaly is debilitating and increases risk of early death



Pituitary Tumor
GH
Liver
IGF-I

Somatostatin Receptor Ligands (SRLs)

Excess GH secretion by the pituitary gland causes excess IGF-1 secretion by the liver

- Changed Facial Features
- Prognathism
- Enlarged Hands
- Carpel Tunnel
- Arthritis

- Hypertension
- Hypopituitarism
- Hepatomegaly
- Impaired Glucose Tolerance
- Thyroid Hypertrophy

- Headache
- Vision Defects
- Perspiration
- Joint Pain
- Swelling
- Respiratory Issues



5 | Sources: http://www.fipapatients.org; Bex M, Abs R, T'Sjoen G, et al. *Eur J Endocrinol.* 2007;157(4):399-409.

Crinetics Pharmaceuticals

Evaluated Once Daily Oral Paltusotine in Non-pharmacologically Treated Acromegaly pathfndr2 — Paltusotine Acromegaly Therapy Featuring a Non-Invasive Daily Regimen



Screening
(up to 16 weeks)
Eligibility Criteria:
Not Medically Treated - IGF-1 ≥1.3 x ULN
Washed Out - Pre-washout IGF-1 ≤1.0×ULN and IGF-1 ≥1.1×ULN (and ≥30% increase during screening- up to 2 measurements)
Participants:
Not Medically Treated (Stratum 1) N=82
Washed Out (Stratum 2) N=29
n=111
R
Randomized Control Phase
(24 Weeks)
Paltusotine (n=54)
Placebo (n=57)
OLE (Open Label Extension)
Paltusotine
(96 weeks)
EoR
WEEK
-16/-12
Day 1
2
12
22
24
TITRATION PERIOD
Titrate up to 60 mg if IGF-1 > 0.9 x ULN
FIXED DOSE PERIOD
PRIMARY ENDPOINT
Avg. IGF-1 from week 22 and 24
Paltusotine/Placebo, start at 20 mg
Dose increased to 40mg at start of week 2

Not Medically Treated (Stratum 1) – Medically Naïve: no prior medical therapy. **Previously Treated**: no medical therapy within 4 months prior to screening.

Washed Out (Stratum 2) – Controlled on octreotide or lanreotide for at least 3 months but agreed to stop injections during the screening period.

IGF-1 Baseline: defined as the average of pre-dose Day 1 IGF-1 and last IGF-1 value measured just prior to Day 1.

EoR: End of Randomized controlled phase. If participant was rescued, then last observation prior to rescue is used for EoR value.

Rescue: Participant received injected SRL and was classified as a non-responder if there were two consecutive IGF-1 ≥ 1.5x ULN on 60 mg *AND* exacerbation of acromegaly clinical signs/symptoms as determined by the investigator.

6

Crinetics Pharmaceuticals

95% of Participants Completed the Randomized Control Phase of PATHFNDR-2 and 97% Enrolled in the Open Label Extension PATHFNDR-2 Participant Disposition Total Participants Randomized N=111* Paltusotine Placebo N=54 N=57 Not Medically Treated Washed Out Not Medically Treated Washed Out (Stratum 1) (Stratum 2) (Stratum 1) (Stratum 2) N=40 N=14 N=42 N=15 Study Study Discontinuation Discontinuation N=2 N=3 Completed RC Phase Completed RC Phase N=52/54 N=54/57 Completed RC Phase N=106/111 (95%) Not Medically Treated Washed Out Paltusotine (Stratum 1) (Stratum 2) Enrolled in OLE Phase Dose at EoR, n (%) N=40 N=14 ** N=103/106 (97%) 20 mg 2 (5) 1 (7) 40 mg 11 (28) 4 (29) 60 mg 27 (68) 9 (64) RC = Randomized Control. 7 * 112 Participants randomized, one subject randomized in error and never dosed. ** An additional 11 participants directly enrolled into the OLE, after confirming eligibility.

Participant Characteristics Paltusotine Placebo Overall Participant Characteristics N=54 N=57 N=111 Female, n (%) 26 (48%) 33 (58%) 59 (53%) Age at informed consent - Mean (SD), years 47.5 (13.6) 45.9 (12.3) 46.7 (12.9) Weight - Mean (SD), kg 86.1 (19.9) 82.4 (18.7) 84.2 (19.3) 2 BMI - Mean (SD), kg/m 29.6 (5.4) 28.7 (5.2) 29.1 (5.3) Geographic region, n (%) Latin America 19 (35%) 17 (30%) 36 (32%) Europe and Israel 14 (26%) 18 (32%) 32 (29%) China 8 (15%) 15 (26%) 23 (21%) India 7 (13%) 4 (7%) 11 (10%) United States 6 (11%) 3 (5%) 9 (8%) 8 BMI=Body Mass Index

Disease Characteristics and Previous Treatment Paltusotine Placebo Overall Disease Characteristics and Previous Treatment N=54 N=57 N=111 Duration since acromegaly diagnosis - Mean (SD), months 97.9 (95.7) 77.1 (69.4) 87.2 (83.5) Pituitary surgery performed - n (%) 50 (93%) 49 (86%) 99 (89%) Pituitary Radiation - n (%)* 2 (4%) 3 (5%) 5 (5%) Baseline IGF-1 x ULN - Mean (SD) 2.0 (0.81) 2.2 (1.10) 2.1 (0.97) Baseline GH - Mean (SD), Median, ng/mL 3.0 (2.90), 2.1 9.4 (24.15), 2.3 6.3 (17.64), 2.3 Prior SRL at time of screening(Stratum 2)** Octreotide, n (%)*** 6 (11%) 11 (19%) 17 (15%) Monthly Dose: 10 mg / 20 mg / ≥30 mg (n) 0 / 3 / 3 1 / 4 / 6 1 / 7 / 9 Lanreotide, n (%) 8 (15%) 3 (5%) 11 (10%) Monthly Dose: 60 mg / 90 mg / 120 mg (n) 1 / 2 / 5 2 / 0 / 1 3 / 2 / 6 * Pituitary radiation therapy performed >3 years before screening. ** Washed out subjects were controlled on medical therapy for at least 3 months but agreed to washout for 4 months prior to beginning 9 study treatment. ***One subject washed out from oral octreotide taking 60 mg/day is not included.

Primary Endpoint Met: 56% of Participants on Paltusotine Achieved IGF-1 ≤1.0xULN 100% p<0.0001 80% 56% 60% (30/54) 40% 20% 5% (3/57) 0% Paltusotine Placebo 10 Participants who were rescued or stopped the assigned treatment before week 24 were considered not to have met the primary endpoint. Participants Achieving Primary Endpoint (%)

Paltusotine Achieved Statistically Significant Responses (IGF-1 ≤1.0xULN) in Both Patient Populations Not Medically Treated Washed Out (Stratum 1) (Stratum 2) p<0.0001 p<0.0001 93% 100% 100% (13/14) 80% 80% 60% 60% 43% (17/40) 40% 40% 13% 20% 20% (2/15) 2% (1/42) 0% 0% Paltusotine Placebo Paltusotine Placebo 11 Participants who were rescued or stopped the assigned treatment before week 24 were considered not to have met the primary endpoint. Participants Achieving Primary Endpoint (%) Participants Achieving Primary Endpoint (%)

Paltusotine Reduced IGF-1 Levels in 50/54 (93%) of Participants IGF-1 x ULN at Baseline and End of Randomized Control Phase (EoR) for Each Participant Paltusotine (N=54) Placebo (N=57) 8 8 Rescued Rescued N=2 N=13 7 7 6 6 5 5 4 4 3 3 2 2 1 1 0 0 12 12 BL 2 4 6 8 16 20 22 24 BL 2 4 6 8 16 20 22 24 Study Week Study Week 12 IGF-1 values measured prior to rescue or discontinuation are used. IGF-1 (x ULN) IGF-1 (x ULN)

Key Secondary Endpoint Achieved: Paltusotine Treatment Significantly Decreased IGF-1 Levels Change from Baseline in IGF-1 x ULN Treatment Difference (95% CI): -0.91 (-1.11, -0.71) 0.4 p<0.0001 0.2 0.09 xULN 0.0 -0.2 -0.4 -0.6 -0.8 -0.82 xULN -1.0 Paltusotine Placebo (n=54) (n=57) Least Squares (LS) Mean (± SE) is shown and estimated based on an analysis of covariance. 13 IGF-1 values measured prior to rescue or discontinuation are used. IGF-1 Change from Baseline (xULN ± SE)

Paltusotine Treatment Rapidly (Within 2-4 Weeks) and Durably Decreased IGF-1 Levels Percent Change from Baseline in IGF-1 Level by Visit 10 Paltusotine (N=54) Placebo (N=57) 0 93% of Durable -10 Rapid participants ↓IGF-1 -0.82 xULN ↓IGF-1 ↓IGF-1 (2-4 weeks) p<0.0001 -20 -30 -40 -50 Week 0 2 4 6 8 12 16 20 22 24 14 IGF-1 values measured prior to rescue or discontinuation are carried forward IGF-1 Mean Percent Change from Baseline (± SE)

Secondary Endpoint #2 Met: 67% of Participants Achieved IGF-1 <1.3×ULN with Paltusotine Participants who Achieved IGF-1 <1.3×ULN at EoR Overall Paltusotine Placebo p<0.0001 in both p<0.0001 strata vs. placebo 100% (14/14) 100% 100% 80% 67% 80% (36/54) 55% 60% (22/40) 60% 40% 40% 27% (4/15) 14% 10% 20% 20% (8/57) (4/42) 0% 0% Paltusotine Placebo Not Medically Washed Out Not Medically Washed Out Treated (Stratum 2) Treated (Stratum 2) (Stratum 1) (Stratum 1) EoR: End of Randomized control phase; Participants who were rescued or stopped the assigned treatment before week 24 were 15 considered not to have met the endpoint. Percentage Achieving Endpoint Percentage Achieving Endpoint

Participants Reported Symptom Severity Using the Acromegaly Symptoms Diary (ASD) Symptoms Evaluated in the ASD Headache pain • ASD was developed in accordance with Joint pain FDA guidance to evaluate symptoms of Sweating acromegaly in clinical trials* Fatigue • Each symptom was rated from 0 (no Leg weakness symptom) to 10 (worst symptom), Swelling Total 0 to 70 Numbness/tingling • A daily checklist for symptoms was Total Score (0-70) collected for participants prior to and during study treatment Numeric Scale (per symptom) No Symptom Worst Symptom 0 1 2 3 4 5 6 7 8 9 10 16 * Martin et al. Journal of Patient-Reported Outcomes (2023) 7:15; https://doi.org/10.1186/s41687-023-00541-7.

Secondary Endpoint #3 Achieved: Paltusotine Treatment Improved Acromegaly Symptoms Change from Baseline to EoR in Total ASD Score Not Medically Treated (Stratum 1) 8 p=0.004 p=0.06 8 7 6 6 4 2 +0.16 5 0 4 -2 +2.75 -4 3 -6 -4.19 2 Paltusotine Placebo (n=39) (n=41) 1 0 Δ 5.42 Washed Out (Stratum 2) p=0.02 -1 8 +5.78 -2 6 4 -3 2 -2.67 -4 0 -2 -5 -1.61 -4 Paltusotine Placebo -6 (n=52) (n=56) Paltusotine Placebo (n=13) (n=15) Least Squares (LS) Mean is estimated based on an analysis of covariance. 17 EoR: End of Randomized control phase. ASD scores measured prior to rescue or discontinuation are used. ASD Score Change from Baseline (± SE) ASD Score ASD Score Change from Baseline (± SE) Change from Baseline (± SE)

Paltusotine Treatment Improved All Individual Symptom Components of ASD Change from Baseline to EoR in ASD Score by Item Paltusotine Placebo * * * * * 1.0 0.6 0.5 0.4 0.4 0.3 0.3 0.6 0.2 0.2 -0.2 -0.1 -0.6 -0.3 -0.3 -0.3 -0.3 -0.6 -1.0 -0.7 -1.4 Headache Joint Pain Sweating Fatigue Weakness Swelling Numbness or Pain in Legs Tingling ASD Item * p<0.05. P-value is estimated based on an analysis of covariance. Least Squares (LS) Mean is presented and estimated based on an analysis of covariance. 18 EoR: End of Randomized Control Phase, ASD scores measured prior to rescue or discontinuation are used. Each symptom is on a 0 (no symptom) to 10 (worst symptom) scale. Change in ASD Score (+SE)

Secondary Endpoint #4 Met: Paltusotine Treatment Achieved Target Growth Hormone Levels in 57% of Subjects Participants who Achieved GH < 1.0 ng/mL at EoR 100% p<0.0001 80% 57% (31/54) 60% 40% 18% (10/57) 20% 0% Paltusotine Placebo Participants who are rescued or stop the assigned treatment before week 22 did not meet endpoint. GH was measured prior to randomization and at W22, as a mean of 5 separate blood levels measured within a 3 hour period. EoR: End of 19 randomized control phase. Percentage Achieving Endpoint

Paltusotine was Generally Well-Tolerated with No Serious Adverse Events Paltusotine Placebo N=54 N=57 Treatment-Emergent Adverse Events (TEAEs) n (%) n (%) Any 49 (91%) 49 (86%) Mild 47 (87%) 45 (79%) Moderate 15 (28%) 26 (46%) Severe 2 (4%) 5 (9%) Treatment-related 26 (48%) 15 (26%) Serious 0 1 (2%) Not treatment-related 0 1 (2%) Treatment-related 0 0 Leading to dose reduction 3 (6%) 1 (2%) Leading to rescue 2 (4%) 13 (23%) Leading to death 0 0 20

Paltusotine Demonstrated No New Safety Signals TEAEs with an Incidence of ≥5% in Total Participants Paltusotine Placebo N=54 N=57 TEAE n (%) n (%) Diarrhoea 18 (33%) 10 (18%) Headache 11 (20%) 19 (33%) • Safety profile in PATHFNDR-2 Arthralgia 6 (11%) 13 (23%) comparable to that observed Abdominal pain 6 (11%) 2 (4%) Paresthesia 5 (9%) 3 (5%) in clinical program to date Nausea 5 (9%) 2 (4%) Abdominal discomfort 5 (9%) 1 (2%) • TEAEs (bold) are symptoms Upper respiratory tract infection 4 (7%) 10 (18%) Fatigue 3 (6%) 8 (14%) known to be associated with Dyspepsia 3 (6%) 6 (11%) acromegaly Anemia 3 (6%) 5 (9%) Back pain 3 (6%) 4 (7%) Urinary tract infection 3 (6%) 4 (7%) Asthenia 3 (6%) 3 (5%) Peripheral swelling 2 (4%) 6 (11%) Hyperhidrosis 1 (2%) 5 (9%) Includes AEs occurring during rescue period. Rates were similar when rescue period is excluded AE’s commonly associated with 21 symptoms of acromegaly are shown in bold.

PATHFNDR-2 Safety Summary • Paltusotine was generally well-tolerated with no serious adverse events reported • The most frequently (>10%) reported adverse events included diarrhoea, headache, arthralgia, and abdominal pain • No new safety signals were observed in adverse events, vital signs, ECGs, or laboratory values during treatment with paltusotine • Paltusotine treatment was associated with stable or reduced pituitary tumor size, as measured by MRI Ongoing Open Label Extension Studies: Currently ~225 participants treated up to 4yrs 22

PATHFNDR Program Provides a Uniquely Rich Data Set Assessing BOTH Biochemical AND Symptom Control in Acromegaly First commercial launch for Crinetics, Paltusotine data now support NDA filing for pending FDA approval of paltusotine for acromegaly broad use in acromegaly Aspiration: to launch an important new medical • Previously, PATHFNDR-1 met all pre-specified treatment for acromegaly patients and medical providers: endpoints in maintenance of control when switching from SRLs • The first once-daily, oral SRL • Today, PATHFNDR-2 met all pre-specified • Reducing treatment burden endpoints in patients not medically treated who • Reducing access barriers had elevated IGF-1 levels at baseline • Delivering rapid, durable, and consistent control Today 2H24 2025 Acromegaly NDA submission Carcinoid syndrome Phase 3 start pending alignment with FDA 23

Crinetics is Building the Premier **Fully Integrated Endocrine-focused Pharmaceutical Company**

2024 — 1st Phase 3 Completion

- ✓ 1Q Carcinoid Syndrome Phase 2 data readout
- ✓ 1Q Acromegaly PATHFNDR-2 Phase 3 data readout
- 2Q Initial Phase 2 data readouts in CAH and Cushing's disease
- 2H File Acromegaly NDA
- 2H Start Carcinoid Syndrome Phase 3*
- New drug candidates enter development (PTH, TSH)***

2025 — 1st Commercial Launch

- 1H Commence CAH Phase 3*
- 2H Paltusotine acromegaly PDUFA** and launch**
- Human POC from new drug candidates***
- New drug candidates enter development (obesity)***

2026 - 2030 — Sales-Funded Growth

- Paltusotine launch in Carcinoid Syndrome**
- Multiple additional commercial launches**
- Revenues from product sales to support growth
- Continuous stream of clinical catalysts
- New assets emerging from discovery into development

Strategic Approach to
Growing Long-term Value

* Pending alignment with FDA. ** Pending NDA submission, acceptance and regulatory approval.
*** Pending identification, creation and clinical development of new drug candidates for additional diseases.
CAH: congenital adrenal hyperplasia; PTH: parathyroid hormone; TSH: thyroid stimulating hormone; POC: proof of concept.

24

Crinetics Pharmaceuticals

Scott Struthers, Ph.D. Founder and Chief Executive Officer Q&A Dana Pizzuti, M.D. Chief Medical & Development Officer Alan Krasner, M.D. Chief Endocrinologist Marc Wilson Chief Financial Officer Jim Hassard Chief Commercial Officer 25

Thank You 26